UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2020

ABM Industries Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-8929	94-1369354
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

One Liberty Plaza, 7th Floor
New York, New York	10006
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 297-0200

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ABM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

On May 28, 2020, ABM Industries Incorporated (the “Company”) entered into a Third Amendment (the “Third Amendment”), which amends that certain Credit Agreement, dated September 1, 2017 (as amended, the “Credit Agreement”), among the Company, certain subsidiaries of the Company, the lenders party thereto and Bank of America, N.A., as administrative agent. Capitalized terms used herein, but not otherwise defined, have the meanings provided to them in the Credit Agreement.

Among other things, the Third Amendment:

•	changed the interest rate, interest margins and commitment fees applicable to loans and commitments under the Credit Agreement;
•	added a new anti-cash hoarding mandatory prepayment requiring the Company to repay outstanding Revolving Loans or Swingline Loans if at any time the Company has in excess of $250 million of cash or cash equivalents on its balance sheet;
•	made certain changes to the negative covenants restrictions under the Credit Agreement, including, subject to certain exceptions, restricting the Company’s ability to make acquisitions, share repurchases and other Restricted Payments, depending on its Total Net Leverage Ratio; and
•	modified the financial covenants under the Credit Agreement, including (i) replacing a maximum Total Leverage Ratio with a maximum Total Net Leverage Ratio that varies on a quarterly basis, (ii) modifying the minimum Fixed Charge Coverage Ratio on quarterly basis, and (iii) subject to certain exceptions, requiring the Company to maintain minimum Liquidity (defined as Domestic Cash plus available Revolving Loans) of not less than $250 million.

Item 8.01.	Other Events.

The Company will be relying on the Securities and Exchange Commission’s Order under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions from the Reporting and Proxy Delivery Requirements for Public Companies dated March 25, 2020 (Release No. 34-88465) to delay filing its Quarterly Report on Form 10-Q for the quarterly period ended April 30, 2020 (the “Quarterly Report”) that is due June 9, 2020, due to circumstances related to the novel coronavirus (COVID-19).

The COVID-19 pandemic has caused disruptions in the Company’s day-to-day activities, including limiting the Company’s access to its offices, and disrupted normal interactions with accounting personnel, legal advisors and others involved in the preparation of the Quarterly Report. We expect to file our Quarterly Report on June 18, 2020, but in any event no later than 45 days after June 9, 2020.

In addition, the Company is supplementing the risk factors previously disclosed in “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended October 31, 2019, with the following risk factor, which should be read in conjunction with the other risk factors presented in the Annual Report on Form 10-K:

The global COVID-19 pandemic has had, and is expected to continue having, a negative effect on the global economy and the United States economy, and has disrupted, and is expected to continue disrupting, our operations and our clients’ operations, which has adversely affected and may continue to adversely affect our business, results of operations, cash flows and financial condition.

The COVID-19 pandemic and measures taken by authorities in response to the pandemic, such as travel bans and restrictions, shelter-in-place/stay-at-home orders and business and school shutdowns, have disrupted and are expected to continue disrupting our business. These disruptions heighten the potential adverse effects on our business, financial condition, results of operations and cash flows that are described in certain of the risk factors described in our Annual Report on Form 10-K for the year ended October 31, 2019. The evolving scale and scope of the COVID-19 pandemic will affect the degree of these adverse effects, including, but not limited to, the likelihood of and impacts from:

•	overall economic conditions, which have and will likely continue to be adversely impacted by the COVID-19 pandemic and related shutdowns;

•	our ability to maintain sufficient key personnel due to employee illness, quarantine, worker absences or other social-distancing, travel or other restrictions;

•	reduced availability and productivity of labor;

•	continued or expanded closures of our customers’ facilities;

•	our customers’ demand and ability to pay for our services, or attempts by our customers to defer payments owed to us;

•	our ability to obtain new customers, expand or otherwise execute our strategic plans;

•	our ability to comply with new legal or regulatory requirements enacted in connection with the COVID-19 pandemic; and

•	legal actions or proceedings related to COVID-19.

The extent of the impact of the COVID-19 pandemic depends on future developments and is highly uncertain due to the unknown duration and severity of the pandemic. Given these uncertainties, we cannot estimate the full impacts the COVID-19 pandemic will have on our business, results of operations, cash flows or financial condition, but the adverse impacts could be material.

Forward-Looking Statements

Statements in this Form 8-K that are not historical facts are "forward-looking statements," within the meaning of the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statement. These statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and assumptions that are difficult to predict. Particular risks and uncertainties that could cause our actual results to be materially different from those expressed in our forward-looking statements include, but are not limited to: the global COVID-19 pandemic has had and is expected to continue to have a negative effect on the global economy, and the United States economy, and has disrupted, and is expected to continue to disrupt, our operations and our clients’ operations, which has adversely affected and may continue to adversely affect our business, results of operations, cash flows, and financial condition; our success depends on our ability to gain profitable business despite competitive market pressures; our ability to preserve long-term client relationships is essential to our continued success; changes in general economic conditions, such as changes in energy prices, government regulations, or consumer preferences, could reduce the demand for facility services and, as a result, reduce our earnings and adversely affect our financial condition; future increases in the level of our borrowings or in interest rates could affect our results of operations; and our business may be negatively impacted by adverse weather conditions; catastrophic events, disasters, and terrorist attacks could disrupt our services; actions of activist investors could disrupt our business. For additional information on these and other risks and uncertainties we face, see our risk factors, as they may be amended from time to time, set forth in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and subsequent filings. We urge readers to consider these risks and uncertainties in evaluating our forward-looking statements. We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABM Industries ncorporated

By:	/s/ Andrea R. Newborn
	Name:	Andrea R. Newborn
	Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: May 28, 2020